PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASE AND BILL OF SALE

STATE OF TEXAS §
§ KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF NAVARRO §

American Stellar Energy, Inc., of 2162 Acorn Court, Wheaton, IL 60187 ("Assignor"), for adequate consideration, the receipt and sufficiency of which is acknowledged, herby sells, assigns, transfers, conveys, and delivers to Future Quest Nevada Inc. of 6302 Mesedge Dr., Colorado Springs, CO ("FQNT") Oil and Gas ("Assignee") forty-five percent (45.0%) Working Interest, delivering a 33.75% Net Revenue Interest, title and interest in and to the following described property and interests (collectively, the "Hill Lease"):

1. The oil, gas, and mineral lease with regards to 15.5 acre tract, covering those certain tract or parcel of land situated in the James Smith League Survey (A-726) located in Navarro County, Texas as described in "Assignment of Oil, Gas, and Mineral Lease" (Hill Lease) dated April 15, 2005.

2. The well located on the Lease and all associated personal property, fixtures (Including, without limitation, plants and pipelines), real estate, equipment, and improvements located on or otherwise pertaining to the Lease or lands pooled or unitized with the Lease or used or obtained in connection with the Lease or with their operation or maintenance, or with the production, treatment, sale, or disposal of hydrocarbons or water produced.

ALL PROPERTIES ARE OFFERED AND WILL BE SOLD "AS IS", WITHOUT WARRANTY EXPRESS OR IMPLIED IN FACT OR BY LAW, WHEATER OF TITLE, OPERATING CONDITION, SAFETY, COMPLIANCE WITH GOVERNMENTAL REGULATIONS, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSES, ENVIRONMENTAL OR OTHER CONTITION OR OTHERWISE. ALL WELLS, PERSONAL PROPERTY, MACHINERY, EQUIPMENT AND FACILITIES THEREIN, THERON AND APPURTENANT THERETO ARE TO BE CONVEYED BY SELLER AND ACCEPTED BY BUYER PRECISELYH AND ONLY "AS IS, WHERE IS"

ALL DESCRIPTIONS, INFORMATION AND OTHER MATERIALS ("DATA") FURNISHED BY SELLER, ARE FURNISHED SOLEY FOR CONVENIENCE PURPOSES AND ANY RELIANCE ON OR USE OF SUCH DATA IS AT BUYER'S SOLE RISK. ARMEN MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR CORRECTNESS OR SUCH DATA OR AS TO THE QUALITY OR QUANTITY OF SYDROCARBON RESERVES, IF ANY ATTRIBUTABLE TO THE PROPERTIES, OR THE ABILITY OF ANY PROPERTY TO PRODUCE HYDROCARBONS.

This assignment shall be termed as covenants running with the Hill Lease and nay and all extensions, renewals, or ratifications thereof. The provisions hereof shall extend to and be binding upon the heirs, personal representatives, successors and assigns of the parties hereto.

The assignment is made subject to the terms, conditions and reservations set out in the Lease and to the terms and conditions of that certain unrecorded Assignment dated April 15, 2005, between Randy Hollifield and American Stellar Energy, Inc.

IN WITNESS WHEREOF, Assignor has set his hand and seal this _____ day of November, 2005

American Stellar Energy, Inc.

Francis R Biscan Jr., President

STATE OF Illinois)

COUNTY OF DuPage)

This instrument was acknowledged before me this 1 day of February, 2006, by Francis R Biscan Jr, President of American Stellar Energy, Inc. on behalf of said corporation.

"OFFICIAL SEAL"
GARY VILLA
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES JUNE 28, 2009

Gary Villa
Notary Public

PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASE AND BILL OF SALE

STATE OF TEXAS §
§ KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF NAVARRO §

Armen Energy, LLC, 215-2 Groveton, San Antonio, TX 78210 ("Assignor"), for adequate consideration, the receipt and sufficiency of which is acknowledged, hereby sells, assigns, transfers, conveys, and delivers to Future Quest Nevada Inc. of 6302 Mesedge Dr., Colorado Springs, CO ("FQNI") Oil and Gas ("Assignee") ten percent 10.0% Working Interest, delivering a 7.50% Net Revenue Interest, title and interest in and to the following described property and interests (collectively, the "Hill Lease"):

1. The oil, gas, and mineral lease with regards to 15.5 acre tract, covering those certain tract or parcel of land situated in the James Smith League Survey (A-726) located in Navarro County, Texas as described in "Assignment of Oil, Gas, and Mineral Lease" (Hill Lease) dated April 15, 2005.

2. The well located on the Lease and all associated personal property, fixtures (including, without limitation, plants and pipelines), real estate, equipment, and improvements located on or otherwise pertaining to the Lease or lands pooled or unitized with the Lease or used or obtained in connection with the Lease or with their operation or maintenance, or with the production, treatment, sale, or disposal of hydrocarbons or water produced.

ALL PROPERTIES ARE OFFERED AND WILL BE SOLD "AS IS", WITHOUT WARRANTY EXPRESS OR IMPLIED IN FACT OR BY LAW, WHETHER OF TITLE, OPERATING CONDITION, SAFETY, COMPLIANCE WITH GOVERNMENTAL REGULATIONS, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSES, ENVIRONMENTAL OR OTHER CONDITION OR OTHERWISE. ALL WELLS, PERSONAL PROPERTY, MACHINERY, EQUIPMENT AND FACILITIES THEREIN, THEREON AND APPURTENANT THERETO ARE TO BE CONVEYED BY SELLER AND ACCEPTED BY BUYER PRECISELY AND ONLY "AS IS, WHERE IS".

ALL DESCRIPTIONS, INFORMATION AND OTHER MATERIALS ("DATA") FURNISHED BY SELLER, ARE FURNISHED SOLELY FOR CONVENIENCE PURPOSES AND ANY RELIANCE ON OR USE OF SUCH DATA IS AT BUYER'S SOLE RISK. ARMEN MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR CORRECTNESS OF SUCH DATA OR AS TO THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES, IF ANY ATTRIBUTABLE TO THE PROPERTIES, OR THE ABILITY OF ANY PROPERTY TO PRODUCE HYDROCARBONS.

This assignment shall be termed as covenants running with the Hill Lease and any and all extensions, renewals, or ratifications thereof. The provisions hereof shall extend to and be binding upon the heirs, personal representatives, successors and assigns of the parties hereto. This assignment is made subject to the terms, conditions and reservations set out in the Lease and to the

terms and conditions of that certain unrecorded Assignment dated April 15, 2005, between Randy Hollifield and Jerry D. Witte.

IN WITNESS WHEREOF, Assignor has set his hand and seal this 8th day of November, 2005.

Armen Energy, LLC

Jerry D. Witte, President

STATE OF Texas)

COUNTY OF Bexar)

This instrument was acknowledged before me this ______ day of November, 2005, by Jerry D. Witte, President of Armen Energy, LLC on behalf of said limited liability corporation.

ANTHONY GARRETT ROBERTS
Notary Public, State of Texas
My Commission Expires
May 11, 2009

Notary Public

PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASE AND BILL OF SALE

STATE OF TEXAS §
§ KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF NAVARRO §

KOKO Petroleum Inc, Penticton , British Colubia, Canada, ("Assignor"), for adequate consideration, the receipt and sufficiency of which is acknowledged, hereby sells, assigns, transfers, conveys, and delivers to Future Quest Nevada Inc. of 6302 Mesedge Dr., Colorado Springs, CO ("FQNI") Oil and Gas ("Assignee") forty five percent ,45% , Working Interest, delivering a 33.75 percent Net Revenue Interest, title and interest in and to the following described property and interests (collectively, the "Hill Lease"):

1. The oil, gas, and mineral lease with regards to 15.5 acre tract, covering those certain tract or parcel of land situated in the James Smith League Survey (A-726) located in Navarro County, Texas as described in "Assignment of Oil, Gas, and Mineral Lease" (Hill Lease) dated April 15, 2005.

2. The well located on the Lease and all associated personal property, fixtures (including, without limitation, plants and pipelines), real estate, equipment, and improvements located on or otherwise pertaining to the Lease or lands pooled or unitized with the Lease or used or obtained in connection with the Lease or with their operation or maintenance, or with the production, treatment, sale, or disposal of hydrocarbons or water produced.

ALL PROPERTIES ARE OFFERED AND WILL BE SOLD "AS IS", WITHOUT WARRANTY EXPRESS OR IMPLIED IN FACT OR BY LAW, WHETHER OF TITLE, OPERATING CONDITION, SAFETY, COMPLIANCE WITH GOVERNMENTAL REGULATIONS, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSES, ENVIRONMENTAL OR OTHER CONDITION OR OTHERWISE. ALL WELLS, PERSONAL PROPERTY, MACHINERY, EQUIPMENT AND FACILITIES THEREIN, THEREON AND APPURTENANT THERETO ARE TO BE CONVEYED BY SELLER AND ACCEPTED BY BUYER PRECISELY AND ONLY "AS IS, WHERE IS".

ALL DESCRIPTIONS, INFORMATION AND OTHER MATERIALS ("DATA") FURNISHED BY SELLER, ARE FURNISHED SOLELY FOR CONVENIENCE PURPOSES AND ANY RELIANCE ON OR USE OF SUCH DATA IS AT BUYER'S SOLE RISK. ARMEN MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR CORRECTNESS OF SUCH DATA OR AS TO THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES, IF ANY ATTRIBUTABLE TO THE PROPERTIES, OR THE ABILITY OF ANY PROPERTY TO PRODUCE HYDROCARBONS.

This assignment shall be termed as covenants running with the Hill Lease and any and all extensions, renewals, or ratifications thereof. The provisions hereof shall extend to and be binding upon the heirs, personal representatives, successors and assigns of the parties hereto. This assignment is made subject to the terms, conditions and reservations set out in the Lease and to the

terms and conditions of that certain unrecorded Assignment dated April 15, 2005, between Randy Hollifield and Jerry D. Witte.

IN WITNESS WHEREOF, Assignor has set his hand this 4th day of November, 2005.

KOKO Petroleum Inc.

Ted Kozub, President

Province of British Columbia

COUNTY OF _Canada

FILED FOR RECORD
O'CLOCK
APR 15 2005
SHERRY DOWD
COUNTY CLERK, NAVARRO COUNTY TEXAS
BY________ DEPUTY

ASSIGNMENT OF OIL, GAS AND MINERAL LEASE

STATE OF TEXAS][

COUNTY OF NAVARRO][

WHEREAS, RANDY HOLIFIELD, 501 North Fordyce, Blooming Grove, Navarro County, Texas 76626, (hereinafter referred to as ASSIGNOR) is the present owner of the leasehold covering those certain tracts or parcels of land situated in the James Smith League Survey (A-726) of Navarro County, Texas, totaling 15.5 acres, being a part a part of a tract described in a Deed from J. H. Harris to J. L. Hill and recorded in Volume 128, Page 21 of the Deed Records of Navarro County, Texas and being described my metes and bounds in Exhibit "A", attached hereto as First Tract, Second Tract, Third Tract and Fourth Tract, and being the same tracts of land described in an Assignment of Oil, Gas and Mineral Lease from C. L Blount d/b/a Corsicana Oil and Gas Company, recorded in the Records of Navarro County, Texas;

WHEREAS, American Stellar Energy, Inc., 2162 Acorn Court, Wheaton, DuPage County, Illinois 60187; KoKo Petroleum. Inc.., P. O. Box 929,, Penticton, BC Canada V22A6J9, and ARMEN ENERGY, LLC, 717 East Guenther, San Antonio, Bexar County, Texas 78210, hereinafter referred to as ASSIGNEES, is interested in acquiring the leasehold on the lands described in Exhibit "A":

NOW THEREFORE KNOW ALL MEN BY THESE PRESENTS: That Randy Holifield, for and in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, cash in hand paid by the ASSIGNEES, the receipt and sufficiency of which consideration is acknowledged by the undersigned have ASSIGNED, TRANSFERRED AND CONVEYED, and by these presents do ASSIGN, TRANSFER AND CONVEY TO American Stellar Energy, Inc., KoKo Petroleum, Inc., and Armen Energy LLC, all its rights title and interest in the Working Interest, and a 75.0000 percent Net Revenue Interest the lands described in Exhibit "A", said Working Interest and Net Revenue Interest to be owned by the ASSIGNEES ion the following proportions:

ASSIGNEE	WORKING INTEREST	NET REVENUE INTEREST
American Stellar Energy, Inc.	0.45000000	0.33750000
KoKo Petroleum, Inc.	0.45000000	0.33750000
Armen Energy, LLC	0.10000000	0.07500000
TOTALS	1.00000000	0.75000000

SPECIFICALLY SUBJECT HOWEVER, to the following reservations, covenants, provisions and conditions, to wit:

1. **DEPTHS ASSIGNED:**

The depths herein assigned is limited to those depths from the surface of the earth to the top of the Woodbine Formation , together with the right if ingress and egress upon the surface of the assigned premises for the purpose of exploring, producing and marketing hydrocarbons from the assigned depths.

2. **SUBJECT TO ALL EXISTING BURDENS:**

The leasehold interests herein assigned, is conveyed by the ASSIGNOR and accepted by the ASSIGNEES, subject to the existing burdens, including royalties owned by the Lessor, with which the assigned premises are encumbered. The term "Existing Burdens" includes the royalties reserved by the owners of the minerals, and an overriding royalty interests of 0.07500000 previously reserved by Miller Oil Company in a partial assignment to C. L. Blount recorded in Volume 1584, Page 294 of the Records of Navarro County, Texas, production payments; and other payments out of, or with respect to production, with which the assigned premises are burdened with as of the date hereof.

3. **OVERRIDING ROYALTY RESERVATION:**

In addition to any and all "Existing Burdens" to which the assigned premises may be subject, ASSIGNOR hereby excepts and reserves to himself, his heirs, and assigns, an overriding royalty interest in all the oil, gas, condensate, distillate, casinghead gas, gaseous substances and minerals produced, saved or allocated to te said premises equal to 0.05000000 net revenue interest. The overriding royalty interest herein reserved to the ASSIGNOR shall be free and clear of all development and operating expenses, but shall bear its proportionate share of all taxes assessed or assessable against such royalty interest.

4. **NET REVENUE INTEREST CONVEYED:**

The net revenue interest herein conveyed is 0.75000000.

5. **INDEMNIFICATION:**

ASSIGNEE, by his acceptance of this assignment agrees to indemnify and hold ASSIGNOR harmless from any and all liability, damages, attorney fees and court costs resulting from events occurring the assigned premises which are directly or indirectly connected to ASSIGNEE'S operations on the said premises.

6. **POOLING:**

ASSIGNOR does hereby grant to the ASSIGNEES, their successors and assigns, the right, power and option, at any time and from time to time, before or after production, while the mother lease (s) in force, to pool, unitize, and combine the overriding interest which is a part of the existing burdens set out herein with other land, lease or leases or portion or portions thereof, in the same manner and to the same extent that the Lessee, pursuant to the provisions of the original lease and or any amendment thereto, is granted the right, power and option to unitize, combine or pool the lands herein assigned.

6. **OTHER PROVISIONS:**

A. ASSIGNOR, specifically excludes from this assignment any existing well or disposal well owned by Miller Oil Company, if any, located on the premises herein assigned.

B. Assignee or its assigns shall not have the right to store any salt water on the assigned premises in any earthen or open pit.

C. During all operations here-in-under, ASSIGNEE or its assigns shall keep all gates shut at all time after ingress or egress to the assigned premises.

The reservations, terms, covenants and conditions hereof shall be binding upon and shall inure to the benefit of ASSIGNOR and ASSIGNEES, their respective heirs, legal representatives, successors and assigns, and shall be covenants running with the land constituting the premises herein assigned and with each transfer or assignment thereof.

This assignment is executed with the understanding that ASSIGNOR has good right and authority to assign and convey the same, and ASSIGNOR will warrant and forever defend the same against the claims and demands of all persons whomsoever claiming or to claim the same or any part thereof, by, through or under ASSIGNOR, but not otherwise.

WITNESS THE EXECUTION HEREOF, on this ____ day of April, 2005.

Randy Holifield

Randy Holifield

(Acknowledgment)

THE STATE OF TEXAS][

COUNTY OF NAVARRO][

BEFORE ME, the undersigned authority on this day personally appeared Randy Holifield, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and considerations therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 12th day of April, 2005.

JAMES E. CUMMINS
MY COMMISSION EXPIRES
April 6, 2007

Jame E. Cumm

Notary Public, State of Texas
(James E. Cummins)
My Commission Expires: 04/06/2007

Holifielkokoass

EXHIBIT "A"
MILLER OIL COMPANY - HILL A

FIRST TRACT:

Two (2) acres, more or less, and being that portion of the James Smith Survey, situated in Navarro County, Texas, described as:

BEGINNING 518.5 varas South 55 degrees 18 minutes West, and 33 feet North 30 degrees West from the Southeast corner of Lot 15 owned by J. L. Hill, said beginning point being the most Eastern Northeast corner of a 10 acre subdivision of said Lot 15 assigned to J. L. Collins et al;

THENCE South 55 deg. 50' West 300 feet to corner;

THENCE North 30 deg. West 300 feet to corner on Northeast line of a 50 acre tract of which this is a part;

THENCE North 55 deg. 50' East 300 feet to a corner;

THENCE South 30 deg. East 300 feet to the **PLACE OF BEGINNING** (Formerly known as Humble-Hill feet Well #1-1B).

SECOND TRACT:

One and One-fifth (1-1/5) acres, and being that portion of the James Smith Survey, situated in Navarro County, Texas, described as:

BEGINNING a point in the Southwest boundary line of a two acre tract, known as Stroube Stroube No. 1-1B Tract, said point being South 55 degrees 18 minutes West 518.5 feet from the Southeast corner of Lot 15 owned by J. L. Hill in said survey;

THENCE South 55 deg. 50' West 175.4 feet, more or less, to a point in the Northeast boundary line of a two acre tract assigned to C. E. Upchurch and Will Thompson;

THENCE North 30 deg. West 300 feet for corner;

THENCE North 55 deg. 50' East 175.4 feet, more or less, to the Southwest boundary line of a two acre tract known as Stroube Stroube No. 2;

THENCE South 30 deg. East 300 feet to the **PLACE OF BEGINNING** (formerly known as Humble-Hill Fee Well #3-3B).

THIRD TRACT:

Two (2) acres, being that portion of the James Smith Survey, situated in Navarro County, Texas, described as:

BEGINNING at the Northeast corner of a two acre tract assigned to C. E. Upchurch and Will Thompson Nov. 12, 1923, said beginning point being South 55 deg. 18' West 518.5 varas, and North 30 deg. West 300 feet, and South 55 degrees 50 ' 475.5 feet, and North 30 degrees West 300 feet from the Southeast corner of lot 15 owned by J. L. Hill in said survey;

THENCE North 30 deg. West 300 feet for corner;

THENCE South 55 deg. 50' West 300 feet to point for corner in East line of a 25 acre tract assigned originally to Elliot, Sparkman and Mauldin;

THENCE South 30 deg. East 300 feet to the Northwest corner of said 2 acre tract assigned to said Upchurch and Thompson;

THENCE North 55 deg. 50' East to the **PLACE OF BEGINNING** (Formerly known as Humble-Hill Fee #4).

FOURTH TRACT:

Miller Oil Company "Hill "A" Powell Field Navarro County, Texas:

BEGINNING at a point on the Southern boundary line of said league at a point S 55 deg. 18' W. 514.2 vrs. from the SE cor. of the tract of land conveyed J. C. Harris and wife, to J. L. Hill, by deed dated April 4, 1904, and of record in Vol. 128, Page 21 of the Navarro County Deed Records;

THENCE S 5518' W. 1291-2/3 ft. to point in said S. line for the SW cor. of this tract;

THENCE N 30 W 413.15 ft. to a point in the W. line of a 25 acre tract of land for the NW cor. of this tract;

THENCE N. 60 E. 505.8 ft. to a point in the E. line of said 25 acre tract for the most NE cor. of said 25 acre tract;

THENCE S. 30 E. with said E. line 77 ft. to the E. cor. of said 25 acre tract;

THENCE N. 55.18 E (now N. 55.60' E) 785.8 ft. to the most Easterly NE cor. of said 25 acre tract in the line E. line of said Hill 110 acre tract;